UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     January 4, 2005



                                DERMISONICS, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

            Nevada                  000-32903             98-0233859
  ----------------------------     -----------        -------------------
  (State or other jurisdiction     (Commission           IRS Employer
      of incorporation)            File Number)       Identification No.)


(Address of principal executive offices) (Zip Code): Four Tower Bridge, 200 Bar Harbor Drive, West Conshohocken, Pennsylvania 19428-2977

Registrant's telephone number, including area code: 610-941-2780


           __________________________________________________________
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01. OTHER EVENTS

     On January 4, 2005, Dermisonics, Inc., (the "Company") declared a dividend on the class of common stock payable to holders of record as of January 14, 2005 (the "Record Date"). Each share of common stock outstanding on the Record Date will receive a dividend equal to one half of one share of common stock. The dividend shares will be issued, in the case of freely tradable shares, without restriction, and, in the case of restricted shares, as restricted securities having transfer restrictions identical to the common stock held of as the Record Date. The payment date of the dividend is January 18, 2005. The Company will issue an aggregate of 13,088,611 shares of common stock as a dividend.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          DERMISONICS, INC.


Date: January 10, 2005                    By: /s/ Bruce H. Haglund
                                             -----------------------------------
                                                  Bruce H. Haglund, Chairman


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